EXHIBIT 10.53

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO CERTAIN CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT DATED AS OF                            BETWEEN VGX PHARMACEUTICALS, INC.  (THE “COMPANY”) AND THE SIGNATORY THERETO.  NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.  NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS: (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, THAT REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

CONVERTIBLE SUBORDINATED PROMISSORY NOTE

US $###,###	Blue Bell, Pennsylvania
[ENTER DATE]

FOR VALUE RECEIVED, the undersigned, VGX PHARMACEUTICALS, INC., a DELAWARE corporation (the “Borrower”), hereby promises to pay to the order of [HOLDER], an individual (hereinafter, with any subsequent holder, the “Holder”), the principal sum of                                      Dollars ($###,###) (the “Principal Sum”), together with interest on the balance of the Principal Sum outstanding at a per annum rate of five percent (5%), upon the terms set forth below.  Interest shall be calculated on the basis of the actual number of days elapsed over a 360-day year and shall commence to accrue on the date hereof.

1.                                       Note Purchase Agreement.  This convertible subordinated promissory note (the “Note”) is being issued pursuant to the terms and conditions of the Note Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof to which the Borrower and the Holder are parties.  All notices with respect to this Note shall be made in accordance with Section 5.7 of the Purchase Agreement

2.                                       Maturity.  Unless this Note has been converted pursuant to Section 3 or repaid pursuant to Section 7 below, the entire unpaid balance of the Principal Sum outstanding, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, shall be due and payable       months from the date hereof (the “Maturity Date”).  No payments of principal or interest are required hereunder until the Maturity Date.  The Maturity Date shall be automatically

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extended to another 12 months at an option of the Holder.  If the Holder desires to extend the Maturity Date, the Maturity Date will be automatically renewed for another 12 months after the first       months on terms and conditions to be informed by the Holder and the Holder does not need to provide any advance notices.  However, if the Holder elects not to extend the Maturity Date, the Holder will provide a termination notice in writing sixty (60) days prior to the Maturity Date to the Borrower.  Upon payment in full of the Principal Sum and interest payable hereunder, or upon conversion of this Note in accordance with Section 3 hereof, the Holder shall surrender this Note to the Borrower for cancellation.

3.                                       Conversion.  If, prior to the Maturity Date or the repayment by the Borrower of the Principal Sum, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, the Borrower shall issue shares of Common Stock to one or more investors, the Note shall be convertible, at the option of the Holder, by written notice to the Borrower, in whole but not in part, into that number of fully paid, validly issued and non-assessable shares of Common Stock equal to the $       price per share, as adjusted for any stock splits, reverse stock splits or stock dividends occurring after the date hereof.  Notwithstanding the above, provided the value of the Borrower’s Common Stock is equal or greater than $3.00 per share at the time of conversion, the value of this Note shall automatically convert to Common Stock of the Borrower upon occurrence of the following:  If, prior to the Maturity Date, the Borrower enters into and performs its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, or enters into an agreement of purchase and sale with a public company; the Note shall be automatically converted, in whole but not in part, into that number of fully paid, validly issued and non-assessable shares of Common Stock equal to the $3.00 price per share, as adjusted for any stock splits, reverse stock splits or stock dividends occurring after the date hereof.  Upon such conversion of this Note, the value of the Note to be converted shall include all accrued and outstanding interest, and all other fees, costs and charges, if any, due or payable under this Note on the date of conversion, and all rights of the Holder of this Note, except the right to receive such shares of Common Stock in accordance with this Section 3, shall cease and this Note shall no longer be deemed to be outstanding.  In addition, no fractional shares of Common Stock shall be issued upon the conversion of this Note.  With respect to any fraction of a share of Common Stock called for upon the conversion of this Note, a cash amount equal to such fraction shall be paid to the Holder.

4.                                       Payment.  Any payment of principal, interest and all other fees, costs and charges, if any, shall be in lawful money of the United States of America by wire transfer of same day funds to the account of the Holder at such banking institution as the Holder designates or, if requested by the Holder, by certified or bank cashier’s check payable to the Holder mailed to the Holder at the address of the Holder as set forth on the records of the Borrower or such other address as shall be designated in writing by the Holder to the Borrower.

5.                                       Credits.  The Borrower’s payments will be credited first to any interest then due, and the remainder to the Principal Sum.  Interest will cease to accrue on any amount credited to the Principal Sum as of the date any such amount is paid.

6.                                       Financial Reports.      The Borrower shall furnish Holder the following financial statements prepared in accordance with generally accepted accounting principles consistently applied: (i) within thirty (30) days after the end of each calendar quarter, the Company’s

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unaudited or if available, audited balance sheet and statements of income and cash flows for the quarter just ended; and (ii) as soon as possible after the end of each fiscal year of the Company, a balance sheet as of the end of its fiscal year and the related statements of income and cash flows for the fiscal year then ended, unaudited or if available, audited by an independent certified public accounting firm that is acceptable to the Holder in its reasonable judgment.

7.                                       Event of Default.  Repayment of all principal and interest under this Note will be accelerated and shall be immediately due in full in the event of any of the following:

(a)                                  default shall be made in the payment of the Principal Sum of this Note or any part thereof when and as the same shall become due and payable, either on the Maturity Date or at a date fixed by the parties in writing for prepayment or by acceleration or otherwise and such default continues for a period of 10 days;

(b)                                 default shall be made in the payment of interest on this Note when and as the same shall become due and payable and such default continues for a period of 10 days;

(c)                                  the Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Borrower or any of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any other bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (iv) take corporate action for the purpose of effecting any of the foregoing; or an order, judgment or decree shall be entered, without the application, approval or consent of the Borrower, by any court of competent jurisdiction, approving a petition seeking reorganization of the Borrower, or of all or a substantial part of the assets of the Borrower and such order, judgment or decree shall continue unstayed and in effect for a period of 60 days;

(d)                                 The Borrower’s failure to observe and perform any of the material terms, covenants, conditions or agreements required to be observed and performed by the Borrower under this Note or the Purchase Agreement, and such failure shall remain unremedied for 30 days after written notice shall have been provided to the Borrower by the Holder of such default; or

(e)                                  Any representation or warranty made by the Borrower under this Note or Purchase Agreement or in any other loan document relating to this transaction, or in any certificate or writing delivered pursuant to any loan document relating to this transaction, shall be incorrect in any material respect.

Nothing in this Section 7 shall, in any manner, be construed to prohibit or otherwise affect the rights of the Holder to enforce payment of this Note in accordance with its terms.

8.                                       Subordination.  All principal and accrued interest on this Note shall be subordinate in right and time of payment to the payment in full of all Senior Indebtedness.  Notwithstanding

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anything to the contrary set forth in this Note, unless and until the Senior Indebtedness shall have been indefeasibly satisfied and paid in full in cash and all lending commitments thereunder have terminated: (a) the Holder may not demand payment of any of the Principal Sum; (b) no accrued interest on this Note shall be payable to the Holder; provided, however, that interest on this Note shall accrue in accordance with the terms of this Note; (c) the indebtedness evidenced by this Note shall be unsecured, and (d) the holder of this Note shall not, without the written consent of the holders of the Senior Indebtedness, take any action with respect to collection or enforcement or other like action hereunder or exercise any remedies the Holder may have at law or equity in respect of any amounts owing under this Note, regardless of whether an Event of Default exists pursuant to Section 7 hereof and regardless of any remedies provision contained in this Note.  The provisions of this Section 8 shall continue in effect until all amounts under the Senior Indebtedness are indefeasibly satisfied and paid in full in cash and all lending commitments of the holders thereof under such Senior Indebtedness shall have terminated, notwithstanding any delay or failure of such holder in the exercise of any right or remedy with respect to the Senior Indebtedness.  For purposes hereof, “Senior Indebtedness” shall mean all present and future obligations due from the Borrower, its successors and assignees, arising in respect of borrowed money, or from any bank or other financial institution, which obligations are secured by any assets of the Borrower, including without limitation, any principal and all interest thereon and all related fees and expenses.

9.                                       Co-Sale Rights.  Upon the conversion of the Note entered in connection herewith, the Company hereby covenants and agrees as follows:

(a)  If at any time, Dr. J. Joseph Kim (the “Founding Stockholder”) desires to sell all or any of the capital stock beneficially owned by each of them respectively (the “Take-Along Shares”) to any unrelated person or entity or any affiliate of such unrelated person or entity (a “Proposed Transferee”) as part of a bona fide written offer (a “Bona Fide Offer”), the Founding Stockholders shall make effective arrangement on the terms of the Bona Fide Offer (which shall be a condition to any sale by either of the Founding Stockholders) so that the Purchaser shall have the right to sell to the Proposed Transferee, at the same price per share and other terms and conditions as involved in such sale by such selling Founding Stockholder, such number of shares of capital stock equal to the Take-Along Shares multiplied by a fraction, (i) the numerator of which is the number of shares of capital stock owned by the Purchaser, and (ii) the denominator of which is the sum of all shares of capital stock owned by the selling Founding Stockholder(s) and the Purchaser.

(b)  Notice of Intent to Participate.  If the Purchaser wishes to participate in any sale under this Section 9, the Purchaser shall notify in writing the selling Founding Stockholder of such intention as soon as practicable after the Purchaser’s receipt of the Notice, and in any event within 15 days after the date the Notice was given.

(c)    Sale to Proposed Transferee.  The selling Founding Stockholder and the Purchaser, if participating, shall sell to the Proposed Transferee all, or at the option of the Proposed Transferee, any part of the shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those in the Bona Fide Offer; provided, however, that any purchase of less than all of such shares by the Proposed Transferee shall be made from the selling Founding Stockholder and the

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Purchaser pro rata based upon the relative amount of the shares that each of them would otherwise be entitled to sell pursuant to Section 9(a).

(d)   Effect of Failure to Provide Timely Notice.  The failure of the Purchaser to provide notice within the specified period under this Section 9 shall be deemed a rejection of the respective right or option given to that Purchaser, provided, however, that such failure shall be without prejudice to such Purchaser’s rights with respect to any future sales of shares pursuant to a Bone Fide Offer.

10.                                 Transfer of Securities.

(a)                                 Prior to any sale, assignment, transfer, pledge, hypothecation or other disposition of these Securities or of any legal or beneficial interest herein (a “Transfer”), the Holder shall give written notice to the Borrower of the Holder’s intention to effect such Transfer and to comply in all other respects with the provisions of this Section 10.  Each such notice shall contain (a) a statement setting forth the intention of the Holder’s prospective transferee with respect to its retention or disposition of the Securities, and (b) unless waived by the Borrower, an opinion of counsel for the Holder, which opinion shall be reasonably acceptable to the Borrower, addressed to the Borrower as to the necessity or non-necessity for registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws in connection with such Transfer and stating the factual and statutory bases relied upon by counsel.  The following provisions shall then apply:

(1)                                  If in the opinion of counsel for the Borrower the proposed Transfer of the Securities may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of the Securities shall be entitled to Transfer [all or any portion thereof in accordance with the intended method of disposition specified in the statement delivered by such holder to the Borrower;

(2)                                  If in the opinion of counsel for the Borrower the proposed Transfer of the Securities may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of the Securities shall not be entitled to Transfer all or any portion thereof until the requisite registration or qualification is effective; and

(3)                                  No Transfers shall be permitted hereunder unless the transferee agrees in writing to be bound by the provisions of this Note.

(b)                                Each instrument issued upon a Transfer of this Note [(and each instrument evidencing any balance of such Securities not transferred)] shall bear the legend set forth in the Purchase Agreement unless (1) in the opinion of counsel for the Holder, addressed to the Borrower, the registration of future Transfers is not required by the applicable provisions of the Securities Act and applicable state securities laws, (2) the Borrower shall have waived the requirement of such legend or (3) in the reasonable opinion of counsel to the Borrower, such

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Transfer shall have been made in connection with an effective registration statement filed pursuant to the Securities Act or in compliance with the requirements of Rule 144 or Rule 144A (or any similar or successor rule) promulgated under the Securities Act, and in compliance with applicable state securities laws.

11.                                 Collection.  Should the indebtedness evidenced by this Note, or any part hereof, be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Note placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to the balance of the Principal Sum outstanding, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, due and payable hereon, all costs of collection, including reasonable attorneys’ fees, incurred by the Holder in collecting or enforcing this Note.

12.                                 Demand.  The Borrower hereby waives demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor.

13.                                 Waiver.  Holder will not be deemed to waive any of his rights under this Note unless his waiver is in writing.  No delay or omission by the Holder in exercising any of his rights will operate as a waiver of his rights.  A waiver in writing on one occasion will not be construed as a consent to or a waiver of any of the Holder’s right or remedy on any future occasion.

14.                                 Governing Law.  This Note shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania and will take effect as an instrument under seal.  Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note will be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

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IN WITNESS WHEREOF, the Company has caused this Note to be issued this        day of              .

VGX PHARMACEUTICALS, INC.

By:
J. Joseph Kim, Ph.D.
President and Chief Executive Officer

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THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO CERTAIN CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT DATED AS OF                            BETWEEN VIRAL GENOMIX, INC.  (THE “COMPANY”) AND THE SIGNATORY THERETO.  NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.  NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS: (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, THAT REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

CONVERTIBLE SUBORDINATED PROMISSORY NOTE

US $###,###	Philadelphia, Pennsylvania
[ENTER DATE]

FOR VALUE RECEIVED, the undersigned, VIRAL GENOMIX, INC., a DELAWARE corporation (the “Borrower”), hereby promises to pay to the order of [HOLDER] , an individual  (hereinafter, with any subsequent holder, the “Holder”), the principal sum of                                                    DOLLARS ($###,###) (the “Principal Sum”), together with interest on the balance of the Principal Sum outstanding at a per annum rate of five percent (5%), upon the terms set forth below.  Interest shall be calculated on the basis of the actual number of days elapsed over a 360-day year and shall commence to accrue on the date hereof.

15.                                 Note Purchase Agreement.  This convertible subordinated promissory note (the “Note”) is being issued pursuant to the terms and conditions of the Note Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof to which the Borrower and the Holder are parties.  All notices with respect to this Note shall be made in accordance with Section 5.7 of the Purchase Agreement

16.                                 Maturity.  Unless this Note has been converted pursuant to Section 3 or repaid pursuant to Section 7 below, the entire unpaid balance of the Principal Sum outstanding, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, shall be due and payable       months from the date hereof (the “Maturity Date”).  No payments of principal or interest are required hereunder until the Maturity Date.  The Maturity Date shall be automatically extended to another 12 months at an option of the Holder.  If the Holder desires to extend the

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Maturity Date, the Maturity Date will be automatically renewed for another 12 months after the first       months on terms and conditions to be informed by the Holder and the Holder does not need to provide any advance notices.  However, if the Holder elects not to extend the Maturity Date, the Holder will provide a termination notice sixty (60) days prior to the Maturity Date to the Borrower.  Upon payment in full of the Principal Sum and interest payable hereunder, or upon conversion of this Note in accordance with Section 3 hereof, the Holder shall surrender this Note to the Borrower for cancellation.

17.                                 Conversion.  If, prior to the Maturity Date or the repayment by the Borrower of the Principal Sum, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, the Borrower shall issue shares of Common Stock to one or more investors, the Note shall be convertible, at the option of the Holder, by written notice to the Borrower, in whole but not in part, into that number of fully paid, validly issued and non-assessable shares of Common Stock equal to the $          price per share, as adjusted for any stock splits, reverse stock splits or stock dividends occurring after the date hereof.  Upon such conversion of this Note, the value of the Note to be converted shall include all accrued and outstanding interest, and all other fees, costs and charges, if any, due or payable under this Note on the date of conversion, and all rights of the Holder of this Note, except the right to receive such shares of Common Stock in accordance with this Section 3, shall cease and this Note shall no longer be deemed to be outstanding.  In addition, no fractional shares of Common Stock shall be issued upon the conversion of this Note.  With respect to any fraction of a share of Common Stock called for upon the conversion of this Note, a cash amount equal to such fraction shall be paid to the Holder.

18.                                 Payment.  Any payment of principal, interest and all other fees, costs and charges, if any, shall be in lawful money of the United States of America by wire transfer of same day funds to the account of the Holder at such banking institution as the Holder designates or, if requested by the Holder, by certified or bank cashier’s check payable to the Holder mailed to the Holder at the address of the Holder as set forth on the records of the Borrower or such other address as shall be designated in writing by the Holder to the Borrower.

19.                                 Credits.  The Borrower’s payments will be credited first to any interest then due, and the remainder to the Principal Sum.  Interest will cease to accrue on any amount credited to the Principal Sum as of the date any such amount is paid.

20.                                 Intentionally Omitted

21.                                 Event of Default.  Repayment of all principal and interest under this Note will be accelerated and shall be immediately due in full in the event of any of the following:

(a)                                  default shall be made in the payment of the Principal Sum of this Note or any part thereof when and as the same shall become due and payable, either on the Maturity Date or at a date fixed by the parties in writing for prepayment or by acceleration or otherwise and such default continues for a period of 10 days;

(b)                                 default shall be made in the payment of interest on this Note when and as the same shall become due and payable and such default continues for a period of 10 days;

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(c)                                  the Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Borrower or any of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any other bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (iv) take corporate action for the purpose of effecting any of the foregoing; or an order, judgment or decree shall be entered, without the application, approval or consent of the Borrower, by any court of competent jurisdiction, approving a petition seeking reorganization of the Borrower, or of all or a substantial part of the assets of the Borrower and such order, judgment or decree shall continue unstayed and in effect for a period of 60 days;

(d)                                 The Borrower’s failure to observe and perform any of the material terms, covenants, conditions or agreements required to be observed and performed by the Borrower under this Note or the Purchase Agreement, and such failure shall remain unremedied for 30 days after written notice shall have been provided to the Borrower by the Holder of such default; or

(e)                                  any representation or warranty made by the Borrower under this Note or Purchase Agreement or in any other loan document relating to this transaction, or in any certificate or writing delivered pursuant to any loan document relating to this transaction, shall be incorrect in any material respect.

Nothing in this Section 7 shall, in any manner, be construed to prohibit or otherwise affect the rights of the Holder to enforce payment of this Note in accordance with its terms.

22.                                 Subordination.  All principal and accrued interest on this Note shall be subordinate in right and time of payment to the payment in full of all Senior Indebtedness.  Notwithstanding anything to the contrary set forth in this Note, unless and until the Senior Indebtedness shall have been indefeasibly satisfied and paid in full in cash and all lending commitments thereunder have terminated: (a) the Holder may not demand payment of any of the Principal Sum; (b) no accrued interest on this Note shall be payable to the Holder; provided, however, that interest on this Note shall accrue in accordance with the terms of this Note; (c) the indebtedness evidenced by this Note shall be unsecured, and (d) the holder of this Note shall not, without the written consent of the holders of the Senior Indebtedness, take any action with respect to collection or enforcement or other like action hereunder or exercise any remedies the Holder may have at law or equity in respect of any amounts owing under this Note, regardless of whether an Event of Default exists pursuant to Section 7 hereof and regardless of any remedies provision contained in this Note.  The provisions of this Section 8 shall continue in effect until all amounts under the Senior Indebtedness are indefeasibly satisfied and paid in full in cash and all lending commitments of the holders thereof under such Senior Indebtedness shall have terminated, notwithstanding any delay or failure of such holder in the exercise of any right or remedy with respect to the Senior Indebtedness.  For purposes hereof, “Senior Indebtedness” shall mean all present and future obligations due from the Borrower, its successors and assignees, arising in respect of borrowed

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money, or from any bank or other financial institution, which obligations are secured by any assets of the Borrower, including without limitation, any principal and all interest thereon and all related fees and expenses.

23.                                 Transfer of Securities.

(a)                                 Prior to any sale, assignment, transfer, pledge, hypothecation or other disposition of these Securities or of any legal or beneficial interest herein (a “Transfer”), the Holder shall give written notice to the Borrower of the Holder’s intention to effect such Transfer and to comply in all other respects with the provisions of this Section 10.  Each such notice shall contain (a) a statement setting forth the intention of the Holder’s prospective transferee with respect to its retention or disposition of the Securities, and (b) unless waived by the Borrower, an opinion of counsel for the Holder, which opinion shall be reasonably acceptable to the Borrower, addressed to the Borrower as to the necessity or non-necessity for registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws in connection with such Transfer and stating the factual and statutory bases relied upon by counsel.  The following provisions shall then apply:

(1)                                  If in the opinion of counsel for the Borrower the proposed Transfer of the Securities may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of the Securities shall be entitled to Transfer [all or any portion thereof in accordance with the intended method of disposition specified in the statement delivered by such holder to the Borrower;

(2)                                  If in the opinion of counsel for the Borrower the proposed Transfer of the Securities may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of the Securities shall not be entitled to Transfer all or any portion thereof until the requisite registration or qualification is effective; and

(3)                                  No Transfers shall be permitted hereunder unless the transferee agrees in writing to be bound by the provisions of this Note.

(b)                                Each instrument issued upon a Transfer of this Note [(and each instrument evidencing any balance of such Securities not transferred)] shall bear the legend set forth in the Purchase Agreement unless (1) in the opinion of counsel for the Holder, addressed to the Borrower, the registration of future Transfers is not required by the applicable provisions of the Securities Act and applicable state securities laws, (2) the Borrower shall have waived the requirement of such legend or (3) in the reasonable opinion of counsel to the Borrower, such Transfer shall have been made in connection with an effective registration statement filed pursuant to the Securities Act or in compliance with the requirements of Rule 144 or Rule 144A (or any similar or successor rule) promulgated under the Securities Act, and in compliance with applicable state securities laws.

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24.           Collection.  Should the indebtedness evidenced by this Note, or any part hereof, be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Note placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to the balance of the Principal Sum outstanding, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, due and payable hereon, all costs of collection, including reasonable attorneys’ fees, incurred by the Holder in collecting or enforcing this Note.

25.           Demand.  The Borrower hereby waives demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor.

26.           Waiver.  Holder will not be deemed to waive any of his rights under this Note unless his waiver is in writing.  No delay or omission by the Holder in exercising any of his rights will operate as a waiver of his rights.  A waiver in writing on one occasion will not be construed as a consent to or a waiver of any of the Holder’s right or remedy on any future occasion.

27.           Governing Law.  This Note shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania and will take effect as an instrument under seal.  Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note will be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

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IN WITNESS WHEREOF, the Company has caused this Note to be issued this      day of                  .

VIRAL GENOMIX, INC.
(VGX PHARMACEUTICALS)

By:
J. Joseph Kim, Ph.D.
President and Chief Executive Officer

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO CERTAIN CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT DATED AS OF                    BETWEEN VIRAL GENOMIX, INC.  (THE “COMPANY”) AND THE SIGNATORY THERETO.  NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.  NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS: (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, THAT REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

CONVERTIBLE SUBORDINATED PROMISSORY NOTE

US $###,###	Blue Bell, Pennsylvania
[ENTER DATE]

FOR VALUE RECEIVED, the undersigned, VIRAL GENOMIX, INC., a DELAWARE corporation (the “Borrower”), hereby promises to pay to the order of [HOLDER]  (hereinafter, with any subsequent holder, the “Holder”), the principal sum of                 Dollar ($###,###) (the “Principal Sum”), together with interest on the balance of the Principal Sum outstanding at a per annum rate of five percent (5%), upon the terms set forth below.  Interest shall be calculated on the basis of the actual number of days elapsed over a 360-day year and shall commence to accrue on the date hereof.

28.           Note Purchase Agreement.  This convertible subordinated promissory note (the “Note”) is being issued pursuant to the terms and conditions of the Note Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof to which the Borrower and the Holder are parties.  All notices with respect to this Note shall be made in accordance with Section 5.7 of the Purchase Agreement

29.           Maturity.  Unless this Note has been converted pursuant to Section 3 or repaid pursuant to Section 7 below, the entire unpaid balance of the Principal Sum outstanding, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, shall be due and payable       months from the date hereof (the “Maturity Date”).  No payments of principal or interest are required hereunder until the Maturity Date.  The Maturity Date shall be automatically extended to another 12 months at an option of the Holder.  If the Holder desires to extend the

Maturity Date, the Maturity Date will be automatically renewed for another 12 months after the first       months on terms and conditions to be informed by the Holder and the Holder does not need to provide any advance notices.  However, if the Holder elects not to extend the Maturity Date, the Holder will provide a termination notice sixty (60) days prior to the Maturity Date to the Borrower.  Upon payment in full of the Principal Sum and interest payable hereunder, or upon conversion of this Note in accordance with Section 3 hereof, the Holder shall surrender this Note to the Borrower for cancellation.

30.           Conversion.  If, prior to the Maturity Date or the repayment by the Borrower of the Principal Sum, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, the Borrower shall issue shares of Common Stock to one or more investors, the Note shall be convertible, at the option of the Holder, by written notice to the Borrower, in whole but not in part, into that number of fully paid, validly issued and non-assessable shares of Common Stock equal to the $      price per share, as adjusted for any stock splits, reverse stock splits or stock dividends occurring after the date hereof.  Upon such conversion of this Note, the value of the Note to be converted shall include all accrued and outstanding interest, and all other fees, costs and charges, if any, due or payable under this Note on the date of conversion, and all rights of the Holder of this Note, except the right to receive such shares of Common Stock in accordance with this Section 3, shall cease and this Note shall no longer be deemed to be outstanding.  In addition, no fractional shares of Common Stock shall be issued upon the conversion of this Note.  With respect to any fraction of a share of Common Stock called for upon the conversion of this Note, a cash amount equal to such fraction shall be paid to the Holder.

31.           Payment.  Any payment of principal, interest and all other fees, costs and charges, if any, shall be in lawful money of the United States of America by wire transfer of same day funds to the account of the Holder at such banking institution as the Holder designates or, if requested by the Holder, by certified or bank cashier’s check payable to the Holder mailed to the Holder at the address of the Holder as set forth on the records of the Borrower or such other address as shall be designated in writing by the Holder to the Borrower.

32.           Credits.  The Borrower’s payments will be credited first to any interest then due, and the remainder to the Principal Sum.  Interest will cease to accrue on any amount credited to the Principal Sum as of the date any such amount is paid.

33.           Financial Reports.  The Borrower shall furnish Holder the following financial statements prepared in accordance with generally accepted accounting principles consistently applied: (i) within thirty (30) days after the end of each calendar quarter, the Company’s unaudited or if available, audited balance sheet and statements of income and cash flows for the quarter just ended; and (ii) as soon as possible after the end of each fiscal year of the Company, a balance sheet as of the end of its fiscal year and the related statements of income and cash flows for the fiscal year then ended, unaudited or if available, audited by an independent certified public accounting firm that is acceptable to the Holder in its reasonable judgment.

34.           Event of Default.  Repayment of all principal and interest under this Note will be accelerated and shall be immediately due in full in the event of any of the following:

(a)           default shall be made in the payment of the Principal Sum of this Note or any part thereof when and as the same shall become due and payable, either on the Maturity Date or at a date fixed by the parties in writing for prepayment or by acceleration or otherwise and such default continues for a period of 10 days;

(b)           default shall be made in the payment of interest on this Note when and as the same shall become due and payable and such default continues for a period of 10 days;

(c)           the Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Borrower or any of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any other bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (iv) take corporate action for the purpose of effecting any of the foregoing; or an order, judgment or decree shall be entered, without the application, approval or consent of the Borrower, by any court of competent jurisdiction, approving a petition seeking reorganization of the Borrower, or of all or a substantial part of the assets of the Borrower and such order, judgment or decree shall continue unstayed and in effect for a period of 60 days;

(d)           The Borrower’s failure to observe and perform any of the material terms, covenants, conditions or agreements required to be observed and performed by the Borrower under this Note or the Purchase Agreement, and such failure shall remain unremedied for 30 days after written notice shall have been provided to the Borrower by the Holder of such default; or

(e)           any representation or warranty made by the Borrower under this Note or Purchase Agreement or in any other loan document relating to this transaction, or in any certificate or writing delivered pursuant to any loan document relating to this transaction, shall be incorrect in any material respect.

Nothing in this Section 7 shall, in any manner, be construed to prohibit or otherwise affect the rights of the Holder to enforce payment of this Note in accordance with its terms.

35.           Subordination.  All principal and accrued interest on this Note shall be subordinate in right and time of payment to the payment in full of all Senior Indebtedness.  Notwithstanding anything to the contrary set forth in this Note, unless and until the Senior Indebtedness shall have been indefeasibly satisfied and paid in full in cash and all lending commitments thereunder have terminated: (a) the Holder may not demand payment of any of the Principal Sum; (b) no accrued interest on this Note shall be payable to the Holder; provided, however, that interest on this Note shall accrue in accordance with the terms of this Note; (c) the indebtedness evidenced by this Note shall be unsecured, and (d) the holder of this Note shall not, without the written consent of the holders of the Senior Indebtedness, take any action with respect to collection or enforcement or other like action hereunder or exercise any remedies the Holder may have at law or equity in respect of any amounts owing under this Note, regardless of whether an Event of Default exists pursuant to Section 7 hereof and regardless of any remedies provision contained in this Note.  The provisions of this Section 8 shall continue in effect until all amounts under the Senior Indebtedness are indefeasibly satisfied and paid in full in cash and all lending commitments of the holders thereof under such Senior Indebtedness shall have terminated, notwithstanding any delay or failure of such holder in the exercise of any right or remedy with respect to the Senior Indebtedness.  For purposes hereof, “Senior Indebtedness” shall mean all present and future obligations due from the Borrower, its successors and assignees, arising in respect of borrowed money, or from any bank or other financial institution, which obligations are secured by any assets of the Borrower, including without limitation, any principal and all interest thereon and all related fees and expenses.

36.           Collateral.  The Borrower shall provide the Holder as collateral with       shares of Common Stock of VGX International, Inc. (formerly Dong-Il Fabrics Co., Ltd.) that the Borrower owns at the Closing.

37.           Co-Sale Rights.  Upon the conversion of the Note entered in connection herewith, the Company hereby covenants and agrees as follows:

(a)  If at any time, Dr. J. Joseph Kim (the “Founding Stockholder”) desires to sell all or any of the capital stock beneficially owned by each of them respectively (the “Take-Along Shares”) to any unrelated person or entity or any affiliate of such unrelated person or entity (a “Proposed Transferee”) as part of a bona fide written offer (a “Bona Fide Offer”), the Founding Stockholders shall make effective arrangement on the terms of the Bona Fide Offer (which shall be a condition to any sale by either of the Founding Stockholders) so that the Purchaser shall have the right to sell to the Proposed Transferee, at the same price per share and other terms and conditions as involved in such sale by such selling Founding Stockholder, such number of shares of capital stock equal to the Take-Along Shares multiplied by a fraction, (i) the numerator of which is the number of shares of capital stock owned by the Purchaser, and (ii) the denominator of which is the sum of all shares of capital stock owned by the selling Founding Stockholder(s) and the Purchaser.

(b)  Notice of Intent to Participate.  If the Purchaser wishes to participate in any sale under this Section 10, the Purchaser shall notify the selling Founding Stockholder of such intention as soon as practicable after the Purchaser’s receipt of the Notice, and in any event within 15 days after the date the Notice was given.

(c)  Sale to Proposed Transferee.  The selling Founding Stockholder and the Purchaser, if participating, shall sell to the Proposed Transferee all, or at the option of the Proposed Transferee, any part of the shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those in the Bona Fide Offer; provided, however, that any purchase of less than all of such shares by the Proposed Transferee shall be made from the selling Founding Stockholder and the Purchaser pro rata based upon the relative amount of the shares that each of them would otherwise be entitled to sell pursuant to Section 10(a).

(d)  Effect of Failure to Provide Timely Notice.  The failure of the Purchaser to provide notice within the specified period under this Section 10 shall be deemed a rejection of the respective right or option given to that Purchaser, provided, however, that such failure shall be without prejudice to such Purchaser’s rights with respect to any future sales of shares pursuant to a Bone Fide Offer.

38.           Transfer of Securities.

(a)          Prior to any sale, assignment, transfer, pledge, hypothecation or other disposition of these Securities or of any legal or beneficial interest herein (a “Transfer”), the Holder shall give written notice to the Borrower of the Holder’s intention to effect such Transfer and to comply in all other respects with the provisions of this Section 11.  Each such notice shall contain (a) a statement setting forth the intention of the Holder’s prospective transferee with respect to its retention or disposition of the Securities, and (b) unless waived by the Borrower, an opinion of counsel for the Holder, which opinion shall be reasonably acceptable to the Borrower, addressed to the Borrower as to the necessity or non-necessity for registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws in connection with such Transfer and stating the factual and statutory bases relied upon by counsel.  The following provisions shall then apply:

(1)           If in the opinion of counsel for the Borrower the proposed Transfer of the Securities may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of the Securities shall be entitled to Transfer [all or any portion thereof in accordance with the intended method of disposition specified in the statement delivered by such holder to the Borrower;

(2)           If in the opinion of counsel for the Borrower the proposed Transfer of the Securities may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of the Securities shall not be entitled to Transfer all or any portion thereof until the requisite registration or qualification is effective; and

(3)           No Transfers shall be permitted hereunder unless the transferee agrees in writing to be bound by the provisions of this Note.

(b)          Each instrument issued upon a Transfer of this Note [(and each instrument evidencing any balance of such Securities not transferred)] shall bear the legend set forth in the Purchase Agreement unless (1) in the opinion of counsel for the Holder, addressed to the Borrower, the registration of future Transfers is not required by the applicable provisions of the Securities Act and applicable state securities laws, (2) the Borrower shall have waived the requirement of such legend or (3) in the reasonable opinion of counsel to the Borrower, such Transfer shall have been made in connection with an effective registration statement filed pursuant to the Securities Act or in compliance with the requirements of Rule 144 or Rule 144A (or any similar or successor rule) promulgated under the Securities Act, and in compliance with applicable state securities laws.

39.           Collection.  Should the indebtedness evidenced by this Note, or any part hereof, be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Note placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to the balance of the Principal Sum outstanding, together with all accrued, but unpaid, interest and all other fees, costs and charges, if any, due and payable hereon, all costs of collection, including reasonable attorneys’ fees, incurred by the Holder in collecting or enforcing this Note.

40.           Demand.  The Borrower hereby waives demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor.

41.           Waiver.  Holder will not be deemed to waive any of his rights under this Note unless his waiver is in writing.  No delay or omission by the Holder in exercising any of his rights will operate as a waiver of his rights.  A waiver in writing on one occasion will not be construed as a consent to or a waiver of any of the Holder’s right or remedy on any future occasion.

42.           Governing Law.  This Note shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania and will take effect as an instrument under seal.  Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note will be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be issued this        day of               .

VIRAL GENOMIX, INC.
(VGX PHARMACETUICALS)

By:
J. Joseph Kim, Ph.D.
President and Chief Executive Officer